Exhibit 10.34.1.3
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment No. 3”) is made as of March 31, 2006 among (a) FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership (collectively, the “Borrowers”), (b) the Lenders party hereto, and (c) JPMorgan Chase Bank, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 12, 2005, as amended by Amendment No. 1 to Credit Agreement, dated as of January 12, 2006, as further amended by Amendment No. 2 to Credit Agreement, dated as of January 25, 2005 (as amended, the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans to the Borrowers on the terms and conditions set forth therein; and
     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders party hereto are willing to so amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 3, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
     2. Amendment to the Credit Agreement. As of the Effective Date (as defined in Section 4 hereof), Section 6.1(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(f) Covenant Calculations. For purposes of the calculations to be made pursuant to SECTION 6.1 (a) through (c) (and the definitions used therein), (i) the relevant financial statements and terms will exclude the effects of consolidation of investments in non-wholly owned subsidiaries under Interpretation No. 46 of the Financial Accounting Standards Board, (ii) SECTION 1.5 shall apply to investments in Joint Ventures, and (iii) such calculations shall be adjusted by (A) excluding from Total EBITDA the actual Total EBITDA for the relevant period of any assets sold by the Borrowers or any of their Subsidiaries during such period, (B) adding to Total EBITDA the actual Total EBITDA for the relevant period of any assets acquired by the Borrowers or any of their Subsidiaries during such period (including the actual Total EBITDA of such asset during the period prior to acquisition), (C) excluding from Fixed Charges, the Fixed Charges for the relevant period for any Indebtedness or preferred stock for which the Borrowers or any Subsidiary thereof is no longer obligated in respect of, or as the result of the application of proceeds from, any assets sold by the Borrowers or any of their Subsidiaries and (D) adding to Fixed Charges, the Fixed Charges for the relevant period for any Indebtedness or preferred stock assumed or incurred with respect to any assets acquired by the Borrowers or any of their Subsidiaries, annualized for the four (4) consecutive quarters prior to the last day of the relevant period.”
     3. Provisions Of General Application.
     3.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of the Borrowers contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment No. 3 are true as of the date as of which they were made and are true at and as of the date of this Amendment No. 3 (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Borrowers attached to the Secretary’s Certificate dated as of January 27, 2006 remain in full force and effect and, except for such certified copies of amendments or modifications to organizational documents provided to the Administrative Agent and counsel thereto, such organizational documents have not been amended, modified, annulled, rescinded or revoked since January 27, 2006, (d) the organizational documents of each of the Subsidiary Guarantors attached to the Assistant Secretary’s Certificates, each dated as of January 27, 2006, remain in full force and effect and, except for such certified copies of amendments or modifications to organizational documents provided to the Administrative Agent and counsel thereto, such organizational documents have not been amended, modified, annulled, rescinded or revoked since January 27, 2006, and (e) this Amendment No. 3 has been duly authorized, executed and delivered by each of the Borrowers and is in full force and effect as of the Effective Date, and the agreements and obligations of each of the Borrowers contained herein constitute the legal, valid and binding obligations of each of the Borrowers, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.
     3.2. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 3, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment No. 3 shall be read and construed as one agreement.
     3.3. Governing Law. THIS AMENDMENT NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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     3.4. Assignment. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
     3.5. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 3, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
     3.6 Loan Documents. This Amendment No. 3 shall be deemed to be a Loan Document under the Credit Agreement.
     3.7 Credit Agreement References. On and after to the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended to by this Amendment No. 3 and any other amendments effective prior to the date hereof.
     4. Effectiveness of this Amendment No. 3. This Amendment No. 3 shall become effective on the date on which the following conditions precedent are satisfied (the “Effective Date”)
     (a) execution and delivery to the Administrative Agent by each of the Required Lenders, the Borrowers, and the Administrative Agent of this Amendment No. 3;
     (b) execution and delivery to the Administrative Agent by each of the Subsidiary Guarantors of a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent; and
     (c) delivery by the Borrowers to the Administrative Agent of an incumbency certificate of the Borrowers and the Subsidiary Guarantors.
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     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 3 as of the date first set forth above.

BORROWERS:	FELCOR LODGING TRUST INCORPORATED

By:

Name:
Title:

FELCOR LODGING LIMITED PARTNERSHIP

	By:	FelCor Lodging Trust Incorporated,
its General Partner

By

Name:
Title:
Amendment No.3 to Credit Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A.,
individually and as Swingline Lender, Issuing
Bank and Administrative Agent,

By:

Name:
Title:

CITICORP NORTH AMERICA, INC.

By:

Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By:

Name:
Title:

BANK OF AMERICA, N.A.

By:

Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:
Title:

By:

Name:
Title:
Amendment No.3 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.

By:

Name:
Title:
Amendment No.3 to Credit Agreement